UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2006

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Kansas	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2006, the Federal Home Loan Bank of Topeka ("FHLBank") announced that Gordon C. Smith, Jr., president and chief executive officer of Liberty Federal Savings Bank, Enid, Okla., was elected to FHLBank's board of directors commencing January 1, 2007, to serve the unexpired term of a directorship currently held by Harley D. Bergmeyer, which the Federal Housing Finance Board ("FHFB") redesignated from the state of Nebraska to the state of Oklahoma effective after the close of business on December 31, 2006. Mr. Smith previously served on the board from January 1, 1993, to December 31, 1994.

Mr. Smith’s election by the board took place in accordance with the rules governing the filling of redesignated directorships specified in the Federal Home Loan Bank Act ("Bank Act") and the related regulations of the FHFB. The redesignated directorship to which Mr. Smith has been elected originally began January 1, 2006 and will expire December 31, 2008. Because the directorship is classified by the FHFB as a non-guaranteed elected directorship, it can be redesignated by the FHFB again in the future.

What committees of the board Mr. Smith will serve on in for 2007 has not been determined as of the time of this filing.

Pursuant to the Bank Act and FHFB regulations, the majority of FHLBank's directors are elected by and from FHLBank’s membership. The remaining directors are appointed by the FHFB. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of FHLBank’s announcement to members dated November 17, 2006, regarding Mr. Smith’s election. The information contained in Exhibit 99.1 is being furnished and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the FHLBank Topeka that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Message dated November 17, 2006, announcing Mr. Smith’s election.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

November 17, 2006	By:	Patrick Doran

Name: Patrick Doran
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Message dated November 17, 2006, announcing Mr. Smith's election.